                      SECURITIES AND EXCHANGE COMMISSION
                      ----------------------------------
                            WASHINGTON, D.C. 20549
                            ----------------------



                                   FORM 8-K
                                   --------

                                CURRENT REPORT
                                --------------
                    PURSUANT TO SECTION 13 or 15(d) OF THE
                    --------------------------------------
                        SECURITIES EXCHANGE ACT OF 1934
                        -------------------------------


       Date of Report (Date of earliest event reported): March 11, 1999
       ----------------------------------------------------------------


                            CABOT INDUSTRIAL TRUST
                            ----------------------
              (Exact Name of Registrant as Specified in Charter)
              --------------------------------------------------


    Maryland                        1-13829                   04-3397866
    --------                        -------                   ----------
(State or Other Jurisdiction      (Commission               (I.R.S. Employer
of Incorporation)                 File Number)             Identification No.)



                          Two Center Plaza, Suite 200
                          ---------------------------
                          Boston, Massachusetts 02108
                          ---------------------------
             (Address of Principal Executive Offices)   (Zip Code)
             -----------------------------------------------------


       Registrant's telephone number, including area code  (617) 723-0900
       ------------------------------------------------------------------


                                 Not Applicable
                                 --------------
         (Former Name or Former Address, if Changed Since Last Report)
         -------------------------------------------------------------

Item 5.  Other Events.

     Cabot Industrial Trust (the "Company") acquired three properties known as the Stayton Drive and Corridor Properties on March 11, 1999, by acquiring all of the partnership interest in TCW Realty Fund VI Stayton Drive Limited Partnership, TCW Realty (Corridor II) Limited Partnership, and TCW Realty (Corridor III) Limited Partnership (collectively, the "Partnerships"), each owning one of the properties. The Company purchased the partnership interests for approximately $13.2 million.

     The Company acquired four properties known as the Rushmore Properties Group (the "Portfolio") from Rushmore Plaza Partners Limited Partnership on March 30, 1999. The Company purchased the Portfolio for approximately $15.8 million.


Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

     (a)  Financial Statements of Businesses Acquired or To Be Acquired.

          The Stayton Drive and Corridor Properties
          The Rushmore Properties Group

     (b)  Pro Forma Financial Information. [If applicable]

          Not applicable.

     (c)  Exhibits.

          Exhibit 23.1  Consent of KPMG LLP
          Exhibit 23.2  Consent of Arthur Andersen LLP

                                   SIGNATURES
                                   ----------

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                        CABOT INDUSTRIAL TRUST


Date: March 31, 1999    By: /s/ Neil E. Waisnor
                            -------------------
                            Neil E. Waisnor
                            Senior Vice President--Finance
                            Treasurer and Secretary

                          Independent Auditors' Report
                          ----------------------------



The Members of CB Richard Ellis Investors, L.L.C. and the Board of Directors of Cabot Industrial Trust:

We have audited the accompanying combined statement of revenue and certain expenses of the Stayton Drive and Corridor Properties for the year ended December 31, 1998. This statement is the responsibility of management. Our responsibility is to express an opinion on this statement based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the statement of revenue and certain expenses is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the statement. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the statement. We believe that our audit provides a reasonable basis for our opinion.

The accompanying combined statement of revenue and certain expenses was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission as described in Note 1 to the combined statement of revenue and certain expenses. It is not intended to be a complete presentation of the Stayton Drive and Corridor Properties' revenue and expenses.

In our opinion, the statement referred to above presents fairly, in all material respects, the combined revenue and certain expenses, as described in Note 1, of the Stayton Drive and Corridor Properties for the year ended December 31, 1998 in conformity with generally accepted accounting principles.



                                KPMG LLP

Los Angeles, California
March 29, 1999

                   THE STAYTON DRIVE AND CORRIDOR PROPERTIES

               Combined Statement of Revenue and Certain Expenses

                      For the year ended December 31, 1998
                             (dollars in thousands)

Revenue:
                      Rental                              $  1,177
                      Tenant Reimbursements                     73
                      Other                                      3
                                                          --------
                                                             1,253
                                                          --------
Certain expenses:
                      Property Taxes                           141
                      Building Repairs and Maintenance          25
                      Utilities                                 24
                      Common Area Repairs and Maintenance       41
                      Legal Fees                                14
                      Insurance                                 11
                      Miscellaneous                             28
                                                          --------
                                                               284
                                                          --------
Revenue in excess of certain expenses                     $    969
                                                          ========

 See accompanying notes to combined statement of revenue and certain expenses.

                   THE STAYTON DRIVE AND CORRIDOR PROPERTIES

          Notes to Combined Statement of Revenue and Certain Expenses

                     For the year ended December 31, 1998


1) Basis of Presentation

   The accompanying combined statement of revenue and certain expenses relates to the operations of properties known as the Stayton Drive and Corridor Properties (the Properties). The Properties consist of three industrial properties, two located in Savage, Maryland and one located in Jessup, Maryland. TCW Realty Fund VI Stayton Drive Limited Partnership, TCW Realty (Corridor II) Limited Partnership and TCW Realty (Corridor III) Limited Partnership (collectively the Partnerships) each own one of the properties. On March 11, 1999, Cabot Industrial Properties, L.P. purchased all partnership interests in the Partnerships from TCW Fund VIB and wholly-owned subsidiaries of TCW Realty Fund IV and TCW Realty Fund VIA, all of which are managed by CB Richard Ellis Investors, L.L.C., and renamed the Partnerships CIT Stayton Drive Limited Partnership, CIT Greenwood Place Limited Partnership, and CIT Bollman Place Limited Partnership.

   The accompanying combined statement of revenue and certain expenses has been prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission and accordingly, are not representative of the actual results of operations of the Properties for the year ended December 31, 1998, due to the exclusion of the following items, which may not be comparable to the proposed future operations of the Properties:

   .  Management fees
   .  Depreciation and amortization
   . Other items not directly related to the proposed future operations of the Properties


2) Summary of Significant Accounting Policies and Practices

   a)  Revenue Recognition

       Rental income is recognized using the accrual method based on contractual amounts provided for in the lease agreement which approximates the straight-line method. Tenant reimbursements, which consist of reimbursements from tenants for certain operating expenses are accrued as such operating expenses as incurred.

   b)  Expenses

       Expenses are charged to operations as incurred.

                   THE STAYTON DRIVE AND CORRIDOR PROPERTIES

                     For the year ended December 31, 1998


   c) Use of Estimates

      Management has made a number of estimates and assumptions relating to the reporting and disclosure of revenue and certain expenses during the reporting period to prepare the statements of revenue and certain expenses in conformity with generally accepted accounting principles. Actual results could differ from those estimates.


3) Leases

   The Properties are leased to tenants under various operating leases with terms ranging primarily from two to ten years. The leases generally provide for minimum rent and reimbursement of real estate taxes, insurance and certain other operating expenses.

   For the year ended December 31, 1998, rental revenue from three tenants exceeded 10% of total combined revenue. The rental amounts for such tenants are $450,000, $279,000, and $270,000, respectively.

   Future minimum rent revenue to be received under leases in force at December 31, 1998 are as follows:

                                              (000s)
                                              ------
                     1999                    $ 1,450
                     2000                      1,383
                     2001                      1,090
                     2002                        844
                     2003                        284
                     Thereafter                1,476
                                             -------

                                             $ 6,527
                                             =======

                   Report of Independent Public Accountants



The Owners of the
Rushmore Properties Group:

We have audited the accompanying Combined Statement of Revenue and Certain Expenses of Rushmore Properties Group (the Portfolio) for the year ended December 31, 1998. The Combined Statement of Revenue and Certain Expenses is the responsibility of the Portfolio's management. Our responsibility is to express an opinion on the Combined Statement of Revenue and Certain Expenses based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the Combined Statement of Revenue and Certain Expenses is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures made in the Combined Statement of Revenue and Certain Expenses. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the Combined Statement of Revenue and Certain Expenses. We believe that our audit provides a reasonable basis for our opinion.

The accompanying Combined Statement of Revenue and Certain Expenses was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission for inclusion in the Form 8-K of Cabot Industrial Trust as described in Note 2 and is not intended to be a complete presentation of the Portfolio's revenue and expenses.

In our opinion, the Combined Statement of Revenue and Certain Expenses referred to above presents fairly, in all material respects, the revenue and certain expenses of the Portfolio described in Note 2 for the year ended December 31, 1998 in conformity with generally accepted accounting principles.


                                            Arthur Andersen LLP

Boston, Massachusetts
March 30, 1999

                           RUSHMORE PROPERTIES GROUP

              Combined Statement of Revenue and Certain Expenses

                     For the year ended December 31, 1998


Revenues
   Base Rent                                       $    1,561,625
   Tenant Reimbursements                                  331,842
                                                   --------------
       Total Revenues                                   1,893,467
                                                   --------------
Expenses
   Property Operating Costs                                32,209
   Maintenance and Repairs                                 33,436
   Real Estate Taxes                                      313,750
   Management Fees                                         27,350
   Professional Services                                    5,768
   Insurance                                               29,918
                                                   --------------
       Total Expenses                                     442,431
                                                   --------------
Revenue in Excess of Certain Expenses              $    1,451,036
                                                   ==============


 See accompanying notes to combined statement of revenue and certain expenses.

                           RUSHMORE PROPERTIES GROUP

          Notes to Combined Statement of Revenue and Certain Expenses

                     For the year ended December 31, 1998



1) Business

   Rushmore Properties Group (the Portfolio) is not a legal entity, but rather a combination of the operations for four industrial warehouse buildings that were owned by Rushmore Plaza Partners Limited Partnership. The Portfolio's properties are currently managed, leased and operated by Northcrest Corporation. Cabot Industrial Trust acquired the properties on March 30, 1999. The accompanying financial statement includes all of the direct costs of the business of the Portfolio. A summary of the holdings of the Portfolio is as follows (each location has one building):

     Property Location                  Number of  Tenants      Square Feet
     -----------------                  ------------------      -----------
Trenton Lane, Plymouth, MN                      1                 122,032
Lexington Ave, Eagan, MN                        3                 184,429
Cahill Road, Edina, MN                          2                  45,800
Monticello Lane, Maple Grove, MN                1                  40,437
                                                                  -------
                                                                  392,698
                                                                  =======

2) Summary of Significant Accounting Policies

   Basis of Presentation

   The accompanying Combined Statement of Revenue and Certain Expenses was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission for inclusion in the Form 8-K of Cabot Industrial Trust. The statement is not representative of the actual operations of Rushmore Properties Group for the period presented nor indicative of future operations as certain expenses, primarily depreciation, amortization and interest expenses, which may not be comparable to the expenses expected to be incurred by Cabot Industrial Trust in future operations of the Portfolio, have been excluded.

   Revenue and Expense Recognition

   Revenue is recognized on a straight-line basis over the terms of the related leases. Expenses are recognized in the period in which they are incurred.

                           RUSHMORE PROPERTIES GROUP

                     For the year ended December 31, 1998


   Use of Estimates

   The preparation of the Combined Statement of Revenue and Certain Expenses in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.


3) Rental Revenue

   All leases are classified as operating leases.


4) Future Minimum Rental Receipts

   Future minimum rental receipts due on noncancelable operating leases for the Portfolio as of December 31, 1998 are as follows:

                 1999                           $   1,578,864
                 2000                               1,249,159
                 2001                               1,162,769
                 2002                               1,023,249
                 2003                                 784,302
                 Thereafter                           270,854
                                                -------------
                                                $   6,069,197
                                                =============

   The above amounts do not include additional rental receipts that will become due as a result of the expense pass-through and escalation provisions in the leases. The Portfolio is subject to the usual business risks associated with the collection of the above scheduled rents.